                                ULTRA SERIES FUND

PROSPECTUS                                                           MAY 1, 2006

                                MONEY MARKET FUND
                                    BOND FUND
                                HIGH INCOME FUND
                                  BALANCED FUND
                              LARGE CAP VALUE FUND
                              LARGE CAP GROWTH FUND
                               MID CAP VALUE FUND
                               MID CAP GROWTH FUND
                             GLOBAL SECURITIES FUND
                            INTERNATIONAL STOCK FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved the shares in these funds, nor does the Commission guarantee the accuracy or adequacy of the prospectus. Any statement to the contrary is a criminal offense.

                       This page left intentionally blank.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
THE FUND
   Money Market Fund.....................................................     1
   Bond Fund.............................................................     3
   High Income Fund......................................................     5
   Balanced Fund.........................................................     7
   Large Cap Value Fund..................................................     9
   Large Cap Growth Fund.................................................    11
   Mid Cap Value Fund....................................................    13
   Mid Cap Growth Fund...................................................    15
   Global Securities Fund................................................    17
   International Stock Fund..............................................    19
   Expenses..............................................................    21

THE SHARES
   Offer.................................................................    22
   Purchase and Redemption...............................................    22
   Frequent Trading......................................................    23
   Dividends.............................................................    24
   Pricing of Fund Shares................................................    24
   Taxes.................................................................    25

MORE ABOUT ULTRA SERIES FUND
  Investment Adviser.....................................................    25
  Portfolio Management...................................................    26
  Inquiries..............................................................    29
  Financial Highlights...................................................    29

Additional information about each fund's investments is available in the Statement of Additional Information (SAI), and the annual and semiannual reports to shareholders. In particular, the annual reports will discuss the relevant market conditions and investment strategies used by the portfolio manager(s) that materially affected performance during the prior fiscal year. You may get a copy of the most recent of these reports at no cost by calling 1-800-798-5500.

Please note that an investment in any of these funds is not a deposit in a credit union or other financial institution and is neither insured nor endorsed in any way by any credit union, other financial institution, or government agency. Such an investment involves certain risks, including loss of principal, and is not guaranteed to result in positive investment gains. The investment objectives of the funds are "fundamental" meaning they cannot be changed without shareholder approval. These funds may not achieve their objectives.

                                MONEY MARKET FUND

INVESTMENT OBJECTIVE - What is this fund's goal?

The MONEY MARKET FUND seeks high current income from money market instruments consistent with the preservation of capital and liquidity.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    require stability of principal

- are seeking a mutual fund for the cash portion of an asset allocation program

-    need to "park" your money temporarily

                                       or

-    consider yourself a saver rather than an investor.

You may want to invest fewer of your assets in this fund if you:

-    want federal deposit insurance

-    are seeking an investment that is likely to outpace inflation

- are investing for retirement or other goals that are many years in the future

                                       or

-    are investing for growth or maximum current income.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?

The Money Market Fund invests exclusively in U.S. dollar-denominated money market securities maturing (or resetting their interest rates to market levels) in thirteen months or less from the date of purchase. It includes such securities issued by U.S. and foreign financial institutions, corporations, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations such as the World Bank. At least 95% of the fund's assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the fund's assets must be invested in securities rated in the two highest rating categories. A more detailed description of the types of permissible issuers and rating categories is contained in the SAI.

The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The fund may also invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of the fund's assets may be invested in these securities unless they are backed by a U.S. parent financial institution. In addition, the fund may enter into repurchase agreements, engage in short-term trading and purchase securities on a when-issued or forward commitment basis.

To the extent permitted by law and available in the market, the fund may invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial, or consumer loans originated by credit unions or other financial institutions.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with any money market fund, the yield paid by the fund will vary with changes in interest rates. Generally, if interest rates rise, the market value of income bearing securities will decline. There is a possibility that the fund's share value could fall below $1.00, which could reduce the value of your account.

An investment in the MONEY MARKET FUND is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the MONEY MARKET FUND attempts to maintain a stable price of $1.00 per share, there is no assurance that it will be able to do so and it is possible to lose money by investing in the fund.

                                MONEY MARKET FUND

HOW HAS THE MONEY MARKET FUND PERFORMED?

The following chart provides an indication of the risks of investing in the Money Market Fund by showing the changes in the portfolio performance of the fund from year to year over a 10-year period. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.

                                  TOTAL RETURNS
                           FOR YEARS ENDED DECEMBER 31

                               (PERFORMANCE GRAPH)

1996   4.72%
1997   5.01%
1998   5.00%
1998   4.69%
2000   5.86%
2001   3.79%
2002   1.50%
2003   0.75%
2004   0.92%
2005   2.78%

Best Calendar Quarter:    3Q'00   1.56%
Worst Calendar Quarter:   1Q'04   0.16%

The Money Market Fund's current 7-day yield may be obtained by calling 1-800-798-5500.

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE MONEY MARKET FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE MONEY MARKET FUND COMPARE TO THE MONEY MARKET?

The following table compares the performance of the Money Market Fund with the performance of the 90-day U.S. Treasury Bill, which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2005)

                            One Year   Five Year   Ten Year
                            --------   ---------   --------
Money Market Fund             2.78%      1.94%       3.55%
90-day U.S. Treasury Bill     3.00%      2.21%       3.72%

Returns shown for the Money Market Fund are after the deduction of fund management and operating expenses. The 90-day U.S. Treasury Bill returns bear no such expenses.

                                    BOND FUND

INVESTMENT OBJECTIVE - What is this fund's goal?

The BOND FUND seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    seek an investment based on a regular stream of income

- seek higher potential returns than money market funds and are willing to accept moderate risk of volatility

-    want to diversify your investments

-    seek a mutual fund for the income portion of an asset allocation program

                                       or

-    are retired or nearing retirement.

You may want to invest fewer of your assets in this fund if you:

-    invest for maximum return over a long time horizon

                                       or

-    need absolute stability of your principal.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?

Under normal circumstances, the Bond Fund invests at least 80% of its assets in bonds. To keep current income relatively stable and to limit share price volatility, the fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration. Duration is a measure of a security's price sensitivity to changes in interest rates.

The fund may also invest in the following instruments:

     - CORPORATE DEBT SECURITIES: securities issued by domestic and foreign corporations which have a rating within the four highest categories and, to a limited extent (up to 20% of its assets), in securities not rated within the four highest categories;

     - U.S. GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;

     - FOREIGN GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars, which have a rating within the four highest categories;

     - ASSET-BACKED AND MORTGAGE-BACKED SECURITIES: including those representing mortgage, commercial or consumer loans originated by credit unions to the extent permitted by law and available in the market; and

     - NON-RATED DEBT SECURITIES: securities issued or guaranteed by corporations, financial institutions, and others which, although not rated by a national rating service, are considered by the fund's investment adviser to have an investment quality equivalent to one of the four highest categories.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with most income funds, the Bond Fund is subject to INTEREST RATE RISK, the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions. Loss of money is a risk of investing in this fund.

In addition, the fund is subject to CREDIT RISK, the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. The ability of the fund to realize interest under repurchase agreements and pursuant to loans of the fund's securities is dependent on the ability of the seller or borrower, as the case may be, to perform its obligation to the fund. There is also PREPAYMENT/EXTENSION risk, which is the chance that a rise or fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments typically reducing the fund's return.

To the extent that the fund invests in NON-INVESTMENT GRADE SECURITIES (i.e., "junk" bonds), the fund is also subject to above-average credit, market and other risks. Issuers of NON-INVESTMENT GRADE SECURITIES are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.

                                    BOND FUND

HOW HAS THE BOND FUND PERFORMED?

The following chart provides an indication of the risks of investing in the Bond Fund by showing the changes in the portfolio performance of the fund from year to year over a 10-year period. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.

                                  TOTAL RETURNS
                           FOR YEARS ENDED DECEMBER 31

                               (PERFORMANCE GRAPH)

1996   2.86%
1997   7.45%
1998   6.18%
1999   0.73%
2000   8.11%
2001   8.32%
2002   8.55%
2003   3.05%
2004   3.36%
2005   2.51%

Best Calendar Quarter:    3Q'01    4.77%
Worst Calendar Quarter:   2Q'04   -2.55%

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE BOND FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE BOND FUND COMPARE TO THE PERFORMANCE OF THE BOND MARKET?

The following table compares the performance of the Bond Fund with the performance of the Merrill Lynch U.S. Domestic Master Index, which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2005)

                                           One Year   Five Year   Ten Year
                                           --------   ---------   --------
Bond Fund                                    2.51%      5.12%       5.08%
Merrill Lynch U.S. Domestic Master Index     2.55%      5.91%       6.19%

Returns shown for the Bond Fund are after the deduction of fund management and operating expenses. Index returns bear no such expenses.

                                HIGH INCOME FUND

INVESTMENT OBJECTIVE - What is this fund's goal?

The HIGH INCOME FUND seeks high current income. The fund also seeks capital appreciation, but only when consistent with its primary goal.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

- are seeking higher potential returns than most bond funds and are willing to accept significant risk of volatility

-    want to diversify your investments

                                       or

- are seeking an investment based on a regular stream of income as part of an asset allocation program.

You may want to invest fewer of your assets in this fund if you:

-    desire relative stability of your principal

                                       or

-    are investing for maximum return over a long time horizon.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?

The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. Types of bonds and other securities in which the fund may invest include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations. The fund may invest in mortgage-backed securities.

Up to 25% of its assets may be invested in the securities of issuers in any one industry.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

This fund is subject to above-average INTEREST RATE and CREDIT RISKS, which are risks that the value of your investment will fluctuate in response to changes in interest rates or an issuer will not honor a financial obligation. Investors should expect greater fluctuations in share price, yield and total return compared to bond funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. Loss of money is a significant risk of investing in this fund.

Issuers of NON-INVESTMENT GRADE SECURITIES (i.e., "junk" bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. "Junk" bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

To the extent that the fund invests in FOREIGN SECURITIES, it will be subject to the risks related to such securities. A further discussion of the risks associated with FOREIGN SECURITIES is included in the principal risks section of the International Stock Fund page and in the SAI.

The fund may also invest in MORTGAGE-BACKED SECURITIES that are subject to PREPAYMENT/EXTENSION risks described in the Bond Fund Principal Risks section of this prospectus.

                                HIGH INCOME FUND

HOW HAS THE HIGH INCOME FUND PERFORMED?

The following chart provides an illustration of the performance of the High Income Fund by showing the changes in the portfolio performance of the fund from year to year since inception. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than these shown.

                                TOTAL RETURNS(1)
                           FOR YEARS ENDED DECEMBER 31

                               (PERFORMANCE GRAPH)

2001    3.45%
2002    3.06%
2003   18.58%
2004    8.92%
2005    2.51%

Best Calendar Quarter:    2Q'03    6.08%
Worst Calendar Quarter:   3Q'01   -4.31%

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE HIGH INCOME FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

(1) For period shown prior to February 28, 2005, the above results reflect the performance of the previous subadviser, which was replaced by Shenkman Capital Management, Inc. (SCM) effective February 28, 2005.

HOW DOES THE PERFORMANCE OF THE HIGH INCOME FUND COMPARE TO THE HIGH YIELD
MARKET?

The following table compares the performance of the High Income Fund with the performance of the Merrill Lynch U.S. High Yield Master II Index, which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2005)

                                                                          Since
                                                                        Inception
                                                One Year   Five Year   10/31/2000
                                                --------   ---------   ----------
High Income Fund                                  2.51%      7.12%        6.87%
Merrill Lynch U.S. High Yield Master II Index     2.74%      8.39%        7.76%

Returns shown for the High Income Fund are after the deduction of fund management and operating expenses. Index returns bear no such expenses.

                                  BALANCED FUND

INVESTMENT OBJECTIVE - What is this fund's goal?

The BALANCED FUND seeks a high total return through the combination of income and capital appreciation.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    are looking for a more conservative option to a growth-oriented fund

-    want a well-diversified and relatively stable investment allocation

-    need a core investment

- seek a reasonable total return over the long term irrespective of its form (i.e., capital gains or ordinary income)

                                       or

-    are retired or nearing retirement.

You may want to invest fewer of your assets in this fund if you:

-    are investing for maximum return over a long time horizon

- want your return to be primarily either ordinary income or capital gains, but not both

                                       or

-    require a high degree of stability of your principal.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?

The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. Stock, bond and cash components will vary reflecting the relative availability of attractively priced stocks and bonds. Generally, however, common stocks will constitute 50% to 70% of the fund's assets, bonds will constitute 25% to 50% of the fund's assets and money market instruments may constitute up to 25% of the fund's assets. The Balanced Fund typically invests in equity or bond securities which are similar to those in which the Large Cap Growth, Large Cap Value and Bond Funds invest.

The fund may invest in Exchange Traded Funds (ETFs) that are registered investment companies, and may invest up to 25% of its assets in foreign securities.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its perceived intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with any fund that invests in stocks and bonds, the fund is subject to MARKET and INTEREST RATE RISKS, the risks that the value of your investment will fluctuate in response to stock and bond market movements and changes in interest rates. The fund is also subject to CREDIT RISK, the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. Additionally, there is PREPAYMENT/EXTENSION RISK which is the chance that a rise or fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments typically reducing the fund's return. Some of the fund's investments may rise and/or fall based upon investor perception and attitude rather than economic valuations. Loss of money is a risk of investing in this fund.

To the extent that it invests in certain securities, the fund may be affected by additional risks relating to those securities:

-    NON-INVESTMENT GRADE SECURITIES

-    FOREIGN SECURITIES

-    MORTGAGE-BACKED SECURITIES

Issuers of non-investment grade securities are typically in weak financial health and their ability to pay principal and interest is uncertain. Foreign securities have additional risks relating to the rate of currency exchange and varying political situations. Mortgage-backed securities are subject to prepayment and extension risks. These risks are more fully defined and explained on the other fund pages and in the SAI.

                                  BALANCED FUND

HOW HAS THE BALANCED FUND PERFORMED?

The following chart provides an indication of the risks of investing in the Balanced Fund by showing the changes in the portfolio performance of the fund from year to year over a 10-year period. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.

                                  TOTAL RETURNS
                           FOR YEARS ENDED DECEMBER 31

                               (PERFORMANCE GRAPH)

1996    10.79%
1997    16.87%
1998    13.40%
1999    14.49%
2000     3.86%
2001    -3.07%
2002   -11.13%
2003    16.82%
2004     8.34%
2005     3.89%

Best Calendar Quarter:    4Q'98   11.44%
Worst Calendar Quarter:   3Q'02   -8.46%

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE BALANCED FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE BALANCED FUND COMPARE TO THE PERFORMANCE OF THE BALANCED MARKET?

The following table compares the performance of the Balanced Fund with the performance of the Russell 1000(R) Index and Merrill Lynch U.S. Domestic Master Index which are measures of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2005)

                                           One Year   Five Year   Ten Year
                                           --------   ---------   --------
Balanced Fund                                3.89%      2.52%       7.05%
Russell 1000(R) Index                        6.27%      1.07%       9.29%
Merrill Lynch U.S. Domestic Master Index     2.55%      5.91%       6.19%

Returns shown for the Balanced Fund are after the deduction of fund management and operating expenses. Index returns bear no such expenses.

                              LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE - What is this fund's goal?

The LARGE CAP VALUE FUND (formerly the Growth and Income Stock Fund) seeks long-term capital growth, with income as a secondary consideration.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    are looking for a stock fund that has both growth and income components

-    are looking for a more conservative option to a growth-oriented fund

-    need a core investment

- seek above-average long-term total return through a combination of capital gains and ordinary income

                                       or

-    are retired or nearing retirement.

You may want to invest fewer of your assets in this fund if you:

-    are investing for maximum return over a long time horizon

- desire your return to be either ordinary income or capital gains, but not both

                                       or

-    require a high degree of stability of your principal.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?

The Large Cap Value Fund will focus on stocks of larger companies and will, under normal market conditions, maintain at least 80% of its assets in such stocks (generally a market capitalization of more than $10 billion or the smallest companies in the Russell 1000(R) Value Index if smaller). The fund generally follows what is known as a "value" approach, which generally means that the managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented stocks are favored by investors. The fund will diversify its holdings among various industries and among companies within those industries.

The fund may also invest in warrants, convertible securities, preferred stocks and debt securities (including non-investment grade debt securities). The fund may invest up to 25% of its assets in foreign securities including American Depository Receipts (ADRs) of emerging market securities and may invest in Exchange Traded Funds (ETFs) that are registered investment companies.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its perceived intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

Any fund that invests in stocks and seeks income is subject to MARKET and, to a lesser extent, INTEREST RATE RISKS, meaning the value of your investment will fluctuate in response to stock market and interest rate movements. Some of the fund's investments may rise and/or fall based upon investor perception and attitude rather than economic valuations. Loss of money is a risk of investing in this fund.

The fund primarily invests in "value" oriented stocks which may help limit the risk of negative portfolio returns. However, these value stocks are subject to the risk that their perceived intrinsic values may never be realized by the market, and to the risk that, although the stock is perceived to be undervalued, it is actually appropriately priced or over-priced due to unanticipated problems associated with the issuer or industry.

To the extent that the fund invests in FOREIGN SECURITIES, it will be subject to the risks related to such securities. A further discussion of the risks associated with FOREIGN SECURITIES is included in the principal risks section of the International Stock Fund page and in the SAI.

                              LARGE CAP VALUE FUND

HOW HAS THE LARGE CAP VALUE FUND PERFORMED?

The following chart provides an indication of the risks of investing in the Large Cap Value Fund by showing the changes in the portfolio performance of the fund from year to year over a 10-year period. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.

                                  TOTAL RETURNS
                           FOR YEARS ENDED DECEMBER 31

                               (PERFORMANCE GRAPH)

1996    22.02%
1997    31.42%
1998    17.92%
1999    17.95%
2000     0.82%
2001   -10.71%
2002   -21.55%
2003    25.89%
2004    12.43%
2005     5.85%

Best Calendar Quarter:    4Q'98    17.82%
Worst Calendar Quarter:   3Q'02   -19.76%

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE LARGE CAP VALUE FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE LARGE CAP VALUE FUND COMPARE TO THE LARGE CAP VALUE MARKET?

The following table compares the performance of the Large Cap Value Fund with the performance of the Russell 1000(R) Value Index which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2005)

                              One Year   Five Year   Ten Year
                              --------   ---------   --------
Large Cap Value Fund            5.58%      0.92%       8.94%
Russell 1000(R) Value Index     7.05%      5.28%      10.94%

Returns shown for the Large Cap Value Fund are after the deduction of fund management and operating expenses. Index returns bear no such expenses.

                              LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE - What is this fund's goal?

The LARGE CAP GROWTH FUND (formerly the Capital Appreciation Stock Fund) seeks long-term capital appreciation.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    have a longer investment time horizon

- are willing to accept higher on-going short-term risk for the potential of higher long-term returns

-    want to diversify your investments

-    are seeking a fund for the growth portion of an asset allocation program

                                       or

- are investing for retirement or other goals that are many years in the future.

You may want to invest fewer of your assets in this fund if you:

-    are investing with a shorter investment time horizon in mind

-    are seeking an investment based on income rather than capital gains

                                       or

-    are uncomfortable with an investment whose value may vary substantially.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?

The Large Cap Growth Fund invests primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its assets in such securities (generally a market capitalization of more than $10 billion or the smallest companies in the Russell 1000(R) Growth Index if smaller). The fund seeks stocks that have low market prices relative to their perceived growth capabilities as estimated based on fundamental analysis of the issuing companies and their prospects. This is referred to as a "growth" approach. Relative to the Large Cap Value Fund, the Large Cap Growth Fund typically will seek more earnings growth capability in the stocks it purchases, and may include some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries.

The fund may also invest in warrants, preferred stocks and convertible securities, and may invest up to 25% of its assets in foreign securities including American Depository Receipts (ADRs) of emerging market securities. The fund may invest in Exchange Traded Funds (ETFs) that are registered investment companies.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its perceived value, or other stocks appear more attractively priced relative to their prospects.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of an investment may fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund. Due to its focus on stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund will typically experience greater volatility over time than the Large Cap Value Fund.

To the extent that the fund invests in FOREIGN SECURITIES, it will be subject to the risks related to such securities, including risks associated with changes in the rate of currency exchange and unstable political situations. A further discussion of the risks associated with foreign securities is included in the Principal Risks section of the International Stock Fund page and in the SAI.

                              LARGE CAP GROWTH FUND

HOW HAS THE LARGE CAP GROWTH FUND PERFORMED?

The following chart provides an indication of the risks of investing in the Large Cap Growth Fund by showing the changes in the portfolio performance of the fund from year to year over a 10-year period. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.

                                  TOTAL RETURNS
                           FOR YEARS ENDED DECEMBER 31

                               (PERFORMANCE GRAPH)

1996    21.44%
1997    31.57%
1998    20.90%
1999    25.19%
2000     4.28%
2001    -9.11%
2002   -31.41%
2003    29.13%
2004     8.94%
2005     2.42%

Best Calendar Quarter:    4Q'98    20.84%
Worst Calendar Quarter:   2Q'02   -20.73%

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE LARGE CAP GROWTH FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE LARGE CAP GROWTH FUND COMPARE TO THE LARGE CAP GROWTH MARKET?

The following table compares the performance of the Large Cap Growth Fund with the performance of the Russell 1000(R) Growth Index and Russell 1000(R) Index which are measures of the performance of the relevant market. The Russell 1000(R) Growth Index is a new benchmark for the fund. We intend to include the Russell 1000(R) Growth Index, and not the Russell 1000(R) Index, going forward because the adviser believes it better reflects the fund's focus on large-cap growth stocks.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2005)

                               One Year   Five Year   Ten Year
                               --------   ---------   --------
Large Cap Growth Fund            2.42%      -2.12%      8.52%
Russell 1000(R) Growth Index     5.26%      -3.58%      6.73%
Russell 1000(R) Index            6.27%       1.07%      9.29%

Returns shown for the Large Cap Growth Fund are after the deduction of fund management and operating expenses. Index returns bear no such expenses.

                               MID CAP VALUE FUND

INVESTMENT OBJECTIVE - What is this fund's goal?

The MID CAP VALUE FUND (formerly the Mid-Cap Stock Fund) seeks long-term capital appreciation.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    have a longer investment time horizon

- are willing to accept higher on-going short-term risk for the potential of higher long-term returns

-    want to diversify your investments

-    are seeking a fund for the value portion of an asset allocation program

- are seeking exposure to smaller and midsize companies as part of an asset allocation program

                                       or

- are investing for retirement or other goals that are many years in the future.

You may want to invest fewer of your assets in this fund if you:

-    are investing with a shorter investment time horizon in mind

-    are seeking an investment based on income rather than capital gain

                                       or

-    are uncomfortable with an investment whose value may vary substantially.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?

The Mid Cap Value Fund invests primarily in common stocks of midsize and smaller companies (generally a market capitalization of less than $15 billion or the largest companies in the Russell 2500(R) Value Index if greater), and will under normal market conditions, maintain at least 80% of its assets in such securities. However, the fund will not automatically sell a stock just because its market capitalization has changed and such positions may be increased through additional purchases.

The fund seeks stocks in this midsize to smaller range that have a low market price relative to their value as estimated based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. The Mid Cap Value Fund includes smaller, less developed issuers which may have difficulty competing with larger companies, but the successful ones tend to grow faster than larger companies due to their smaller base and by using profits to expand rather than to pay dividends.

The fund may also invest in warrants, preferred stocks, convertible securities, and real estate investment trusts, and may invest up to 25% of its assets in foreign securities. The fund may invest in Exchange Traded Funds (ETFs) that are registered investment companies.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its perceived intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of your investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund.

Due to its focus on medium to smaller companies' stocks (that are within the ranges discussed above) that may appreciate in value and lack of emphasis on those that provide current income, this fund may experience significant volatility over time. The fund's investments in smaller and midsize companies may entail greater risks than investments in larger, more established companies. Smaller and midsize companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies, because growth prospects for these companies may be less certain and the market for such securities may be smaller.

In addition, such securities are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions. The fund could lose money if it has to sell illiquid securities at a disadvantageous time. The costs of purchasing or selling securities of smaller capitalization companies can be greater than those of more widely traded securities. Securities of smaller capitalization companies can be difficult to value. In addition, a "value" approach to investing includes the risks that stocks' perceived intrinsic values may never be realized by the market, and that a stock that is believed to be undervalued actually is appropriately priced or over-priced due to unanticipated problems associated with the issuer or industry.

To the extent that the fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. To the extent that the fund invests in FOREIGN SECURITIES, it will be subject to the risks related to such securities. A further discussion of the risks associated with FOREIGN SECURITIES is included in the principal risks section of the International Stock Fund page and in the SAI.

                               MID CAP VALUE FUND

HOW HAS THE MID CAP VALUE FUND PERFORMED?

The following chart provides an illustration of the performance of the Mid Cap Value Fund by showing the changes in the portfolio performance of the fund from year to year since inception. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.

                                  TOTAL RETURNS
                           FOR YEARS ENDED DECEMBER 31

                               (PERFORMANCE GRAPH)

2000    23.85%
2001    11.16%
2003   -17.41%
2003    31.21%
2004    15.96%
2005    10.32%

Best Calendar Quarter:    4Q'01    20.98%
Worst Calendar Quarter:   3Q'02   -20.69%

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE MID CAP VALUE FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE MID CAP VALUE FUND COMPARE TO THE MID CAP VALUE MARKET?

The following table compares the performance of the Mid Cap Value Fund with the performance of the Russell 2500(TM) Value Index and the Russell Midcap(R) Value Index which are measures of the performance of the relevant market. The Russell 2500(TM) Value Index is a new benchmark for the fund. We intend to include the Russell 2500(TM) Value Index, and not the Russell Midcap(R) Value Index, going forward because the adviser believes it better reflects the fund's focus on midsize and smaller company value stocks.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2005)

                                                          Since
                                                        Inception
                                One Year   Five Year   05/01/1999
                                --------   ---------   ----------
Mid Cap Value Fund               10.32%       9.02%      12.30%
Russell 2500(TM) Value Index      7.74%      13.43%      13.12%
Russell Midcap(R) Value Index    12.65%      12.21%      10.91%

Returns shown for the Mid Cap Value Fund are after the deduction of fund management and operating expenses. Index returns bear no such expenses.

                               MID CAP GROWTH FUND

INVESTMENT OBJECTIVE - What is this fund's goal?

The MID CAP GROWTH FUND (formerly Multi-Cap Growth Stock Fund) seeks long-term capital appreciation.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    have a longer investment time horizon

- are willing to accept significantly greater risk for the potential of higher long-term returns

-    want to diversify your investments

-    are seeking a fund for the growth portion of an asset allocation program

- are seeking exposure to smaller and midsize companies as part of an asset allocation program

                                       or

- are investing for retirement or other goals that are many years in the future.

You may want to invest fewer of your assets in this fund if you:

-    are investing with a shorter investment time horizon in mind

-    are seeking an investment based on income rather than capital gain

                                       or

-    are uncomfortable with an investment whose value may vary substantially.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?

The Mid Cap Growth Fund invests generally in common stocks, securities convertible into common stocks and related equity securities of quality midsize and smaller companies (generally a market capitalization of less than $15 billion or the largest companies in the Russell 2500(TM) Growth Index if greater). Under normal market conditions, the fund will maintain at least 80% of its assets in these securities. The fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry-leading companies in niches with strong growth prospects. The fund seeks stocks of such companies at price-earnings valuations approximately equal to the company's expected long-term, sustainable growth rate.

Stocks are generally sold when target prices are reached, company fundamentals deteriorate, or more attractive stocks are identified.

The fund may also invest in warrants, preferred stocks and debt securities including non-investment grade convertible debt securities. The fund may invest up to 25% of its assets in foreign securities, including emerging market securities. The fund may invest in Exchange Traded Funds (ETFs) that are registered investment companies.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of an investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund. Due to its focus on stocks of growth companies, particularly those of medium and smaller capitalization companies, it will typically experience significant volatility over time. Securities of medium and smaller capitalization companies may experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Additional risks of investing in smaller capitalization companies are described in the principal risks section of the Mid Cap Value Fund page.

Some smaller growth-oriented companies may not have established financial histories; often have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.

To the extent that the fund invests in other higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the fund invests in foreign securities, it will be subject to the risks related to such securities. A further discussion of the risks associated with FOREIGN SECURITIES is included in the principal risks section of the International Stock Fund page and in the SAI.

                               MID CAP GROWTH FUND

HOW HAS THE MID CAP GROWTH FUND PERFORMED?

The following chart provides an illustration of the performance of the Mid Cap Growth Fund by showing the changes in the portfolio performance for the fund from year to year since inception. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.

                                TOTAL RETURNS(1)
                           FOR YEARS ENDED DECEMBER 31

                               (PERFORMANCE GRAPH)

2001   -30.89%
2002   -25.21%
2003    33.41%
2004    13.41%
2005     8.75%

Best Calendar Quarter:    4Q'01    20.99%
Worst Calendar Quarter:   1Q'01   -27.05%

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS MID CAP GROWTH FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

(1) For periods shown prior to May 1, 2002, the above results reflect the performance of the previous subadviser, which was replaced by Wellington Management Company, LLP effective May 1, 2002. For the periods shown commencing after such date, the above results reflect the performance of Wellington Management Company, LLP.

HOW DOES THE PERFORMANCE OF THE MID CAP GROWTH FUND COMPARE TO THE MID CAP GROWTH MARKET?

The following table compares the performance of the Mid Cap Growth Fund with the performance of the Russell 2500(TM) Growth Index and the Russell 3000(R) Growth Index, which are measures of the performance of the relevant market. The Russell 2500(TM) Growth Index is a new benchmark for the fund. We intend to include the Russell 2500(TM) Growth Index, and not the Russell 3000(R) Growth Index going forward, because the adviser believes it better reflects the fund's focus on midsize and smaller company growth stocks.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2005)

                                                          Since
                                                        Inception
                                One Year   Five Year   10/31/2000
                                --------   ---------   ----------
Mid Cap Growth Fund               8.75%      -3.18%       -4.94%
Russell 2500(TM) Growth Index     8.17%       2.78%        0.71%
Russell 3000(R) Growth Index      5.17%      -3.15%       -6.52%

Returns shown for the Mid Cap Growth Fund are after the deduction of fund management and operating expenses. Index returns bear no such expenses.

                             GLOBAL SECURITIES FUND

INVESTMENT OBJECTIVE - What is this fund's goal?

The GLOBAL SECURITIES FUND seeks capital appreciation.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    are seeking to diversify your domestic investments

- are seeking access to markets that can be less accessible to individual investors in the U.S.

-    are willing to accept high risk in pursuit of higher long-term growth

-    are seeking funds for the growth portion of an asset allocation program

                                       or

-    are investing for goals that are many years in the future.

You may want to invest fewer of your assets in this fund if you:

-    are investing with a shorter investment time horizon in mind

-    are uncomfortable with an investment whose value may vary substantially

-    are seeking investments based on income rather than capital gains

                                       or

- want to limit your exposure to foreign markets or currencies or income from foreign sources.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?

The Global Securities Fund invests mainly in foreign equity securities and equity securities of companies in the U.S. The fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the fund currently emphasizes investments in developed markets such as the U.S., Western European countries and Japan. The fund normally will invest in at least three countries (one of which may be the U.S.). The fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-sized companies.

In selecting securities for the fund, the adviser looks primarily for foreign and U.S. companies with high growth potential. The adviser uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part.

The adviser considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the unique risks of foreign investing.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with any fund investing in stocks, the fund is subject to MARKET RISK, the risk that the value of your investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund.

Investing in foreign securities involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the fund more volatile than a comparable domestic stock fund. For example, foreign securities are typically subject to:

-    Fluctuations in currency exchange rates.

-    Higher trading and custody charges compared to securities of U.S.
     companies.

- Different accounting and reporting practices than U.S. companies. As a result, it is often more difficult to evaluate financial information from foreign issuers. Also, the laws of some foreign countries limit the information that is made available to investors.

- Less stringent securities regulation. Securities regulations in many foreign countries are often more lax than those of the U.S.

-    Potential political instability.

- Potential economic instability. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, and industry diversification. Such differences may cause the economies of these countries to be less stable than the U.S. economy and may make them more sensitive to external influences.

The risks of international investing are higher in EMERGING MARKETS such as those of Central and South America, Africa, Asia and Eastern Europe. The small size, inexperience and limited trading volume of the securities markets in certain of these countries may also make investments in such countries more volatile and less liquid than investments in securities traded in markets in Japan and Western European countries.

To the extent the fund invests in U.S. common stocks, it is subject to the risks described in fund pages for the Large Cap Value, Large Cap Growth and Mid Cap Growth Funds.

                             GLOBAL SECURITIES FUND

HOW HAS THE GLOBAL SECURITIES FUND PERFORMED?

The following chart provides an illustration of the performance of the Global Securities Fund by showing the changes in the portfolio performance of the fund from year to year since inception. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.

                                  TOTAL RETURNS
                           FOR YEARS ENDED DECEMBER 31

                               (PERFORMANCE GRAPH)

2001   -10.32%
2002   -21.77%
2003    41.24%
2004    18.42%
2005    13.97%

Best Calendar Quarter:    2Q'03    20.02%
Worst Calendar Quarter:   3Q'02   -17.90%

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS GLOBAL SECURITIES FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE GLOBAL SECURITIES FUND COMPARE TO THE GLOBAL SECURITIES MARKET?

The following table compares the performance of the Global Securities Fund with the performance of the Morgan Stanley Capital International (MSCI) World Index, which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2005)

                                                   Since
                                                 Inception
                         One Year   Five Year   10/31/2000
                         --------   ---------   ----------
Global Securities Fund    13.97%      5.99%        5.76%
MSCI World Index          10.02%      2.64%        1.64%

Returns shown for the Global Securities Fund are after the deduction of fund management and operating expenses. Index returns bear no such expenses.

                            INTERNATIONAL STOCK FUND

INVESTMENT OBJECTIVE - What is this fund's goal?

The INTERNATIONAL STOCK FUND seeks long-term growth of capital.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    are seeking to diversify your domestic investments

- are seeking access to investments in securities markets that can be less accessible to individual investors in the U.S.

-    are willing to accept high risk in pursuit of higher long-term growth

-    are seeking funds for the growth portion of an asset allocation program

                                       or

-    are investing for goals that are many years in the future.

You may want to invest fewer of your assets in this fund if you:

-    are investing with a shorter investment time horizon in mind

-    are uncomfortable with an investment whose value may vary substantially

-    are seeking an investment based on income rather than capital gains

                                       or

- want to limit your exposure to foreign markets or currencies or income from foreign sources.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?

Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign equity securities are securities that are issued by companies organized or whose principal operations are outside the U.S., are issued by a foreign government, are principally traded outside of the U.S., or are quoted or denominated in a foreign currency.

Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American depository receipts (ADRs- receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers), European depository receipts (EDRs) and Global depository receipts (GDRs). EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts. The fund usually holds securities of issuers located in at least three countries other than the U.S.

Typically a majority of the fund's assets are invested in relatively large capitalization stocks of issuers located or operating in developed countries. Such securities are issued by companies located in countries included in the Morgan Stanley Capital International, Europe, Australia, and Far East ("MSCI EAFE") Index. The subadviser typically maintains this segment of the fund's portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. It may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

Typically, the fund's remaining assets are invested in small capitalization stocks and stocks principally traded in emerging markets or of issuers located in or having substantial business operations in emerging economies. The emerging economies in which the fund invests are located primarily in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. In selecting both small capitalization stocks and emerging market stocks, the subadviser seeks securities that are undervalued in the markets in which the securities principally trade based on its analysis of the issuer's future prospects. Such an analysis includes both quantitative (screening for specific financial characteristics) and qualitative (evaluation of the management capabilities and business prospects of the issuer) elements.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with any fund investing in stocks, the value of your investment will fluctuate in response to stock market movements as described under principal risks in the earlier fund pages. Loss of money is a significant risk of investing in this fund. Investing in foreign securities involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the fund more volatile than a comparable domestic stock fund. For example, foreign securities are typically subject to:

-    Fluctuations in currency exchange rates.

-    Higher trading and custody charges compared to securities of U.S.
     companies.

- Different accounting and reporting practices than U.S. companies. As a result, it is often more difficult to evaluate financial information from foreign issuers. Also, the laws of some foreign countries limit the information that is made available to investors.

-    Less stringent securities regulations than those of the U.S.

-    Potential political instability.

- Potential economic instability. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, and industry diversification. Such differences may cause the economies of these countries to be less stable than the U.S. economy and may make them more sensitive to external influences.

                            INTERNATIONAL STOCK FUND

PRINCIPAL RISKS (continued from previous page)

The risks of international investing are higher in EMERGING MARKETS such as those of Central and South America, Africa, Asia and Eastern Europe. The small size, inexperience and limited trading volume of the securities markets in certain of these countries may also make investments in such countries more volatile and less liquid than investments in securities traded in markets in Japan and Western European countries.

Additionally, investing in SMALLER COMPANIES involves a higher level of risk compared to larger, more established companies. Additional risks of investing in smaller capitalization companies are described in the principal risks section of the Mid Cap Value Fund page. To the extent that the fund invests in SMALLER CAPITALIZATION COMPANIES or utilizes higher-risk securities and practices, including forward foreign currency exchange contracts and other derivative securities and contracts, it takes on further risks that could adversely affect its performance.

HOW HAS THE INTERNATIONAL STOCK FUND PERFORMED?

The following chart provides an illustration of the performance of the International Stock Fund by showing the changes in the portfolio performance of the fund from year to year since inception. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.

                                  TOTAL RETURNS
                           FOR YEARS ENDED DECEMBER 31

                               (PERFORMANCE GRAPH)

2001   -18.46%
2002    -7.98%
2003    33.61%
2004    20.48%
2005    16.53%

Best Calendar Quarter:    2Q'03    18.08%
Worst Calendar Quarter:   3Q'02   -17.19%

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS INTERNATIONAL STOCK FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE INTERNATIONAL STOCK FUND COMPARE TO THE INTERNATIONAL MARKET?

The following table compares the performance of the International Stock Fund with the performance of the MSCI EAFE Index, which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2005)

                                                     Since
                                                   Inception
                           One Year   Five Year   10/31/2000
                           --------   ---------   ----------
International Stock Fund    16.53%      7.08%        6.30%
MSCI EAFE Index             14.02%      4.94%        4.72%

Returns shown for the International Stock Fund are after the deduction of fund management and operating expenses. Index returns bear no such expenses.

EXPENSES

This table describes the expenses that you may pay if you buy and hold shares of the fund. Shareholder fees do not reflect any expenses, fees, and charges paid under your variable contract or retirement or pension plan. If these expenses, fees, and charges were included, your costs would be higher.

SHAREHOLDER TRANSACTION EXPENSES (paid directly from your investment): None

ANNUAL FUND OPERATING EXPENSES (deducted from fund assets and reflected in the share price):

                                                    TOTAL ANNUAL
FUND                  MANAGEMENT(1)   OTHER(2)   OPERATING EXPENSES
----                  -------------   --------   ------------------
MONEY MARKET              0.45%         0.01%           0.46%
BOND                      0.55%         0.01%           0.56%
HIGH INCOME               0.75%         0.01%           0.76%
BALANCED                  0.70%         0.01%           0.71%
LARGE CAP VALUE           0.60%         0.01%           0.61%
LARGE CAP GROWTH          0.80%         0.01%           0.81%
MID CAP VALUE             1.00%         0.01%           1.01%
MID CAP GROWTH            0.85%         0.01%           0.86%
GLOBAL SECURITIES         0.95%         0.02%           0.97%
INTERNATIONAL STOCK       1.20%         0.01%           1.21%

(1) Management fees are amounts paid to the investment adviser for managing the funds' investments and administering fund operations.

(2) Other expenses consisting of trustees', auditors' and compliance fees; interest on borrowings; any taxes and extraordinary expenses reflect actual expenses incurred by the funds during the period ended December 31, 2005.

EXAMPLES

The examples shown below are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The examples show what expenses you would pay if you invested $10,000 in each fund over the various time periods indicated. The examples assume that the average annual return for each fund was 5% and that the funds' total annual operating expenses remain the same.

Although your actual costs may be higher or lower, assuming that total operating expenses remain the same and that you redeemed your entire investment at the end of each period, your total estimated expenses would be:

FUND                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                  ------   -------   -------   --------
MONEY MARKET           $ 47      $148      $258     $  579
BOND                     57       179       313        701
HIGH INCOME              78       243       422        942
BALANCED                 73       227       395        883
LARGE CAP VALUE          62       195       340        762
LARGE CAP GROWTH         83       259       450      1,002
MID CAP VALUE           103       322       558      1,236
MID CAP GROWTH           88       274       477      1,061
GLOBAL SECURITIES        99       309       536      1,190
INTERNATIONAL STOCK     123       384       665      1,466

These examples are for comparison purposes only and are not a representation of the funds' actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown above. The example does not reflect any expenses, fees, and charges paid under your variable contract or retirement or pension plan nor does it reflect any of the underlying fund expenses. If these expenses, fees, and charges were included, your costs would be higher.

                                   THE SHARES

OFFER

The Ultra Series Fund offers one class of shares through this prospectus, Class
Z. Generally Class Z shares are offered to separate accounts ("Accounts") of CUNA Mutual Life Insurance Company and to qualified pension and retirement plans of CUNA Mutual Group ("Plans"). The Ultra Series Fund may, in the future, offer other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The Fund does not offer shares directly to the general public.

The Ultra Series Fund has entered into an agreement with CUNA Mutual Life Insurance Company, the sponsor of each Account, and with each Plan (a "participation agreement"), setting forth the terms and conditions pursuant to which the Accounts and Plans purchase and redeem shares of the funds.

Investments in the Ultra Series Fund by accounts of insurance companies are made through either variable annuity or variable life insurance contracts ("variable contracts"). Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts, and the assets of each subaccount are invested (without sales or redemption charges) in shares of the fund corresponding to that subaccount.

CONFLICTS

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. A potential for certain conflicts would also exist between the interests of any of such contract owners and Plan participants that invest in the funds. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the fund, one or more such classes of investors could be disadvantaged. The Ultra Series Fund (the "Trust") currently does not foresee any such disadvantage to owners of variable contracts or to Plan participants. Nonetheless, the Board of Trustees monitors the funds for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determine to exist, the life insurer investing in the Trust will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more of the Accounts and Plans might be required to withdraw its investment in one or more funds or substitute shares of one fund for another. This might force a fund to sell its portfolio securities at a disadvantageous price.

PURCHASE AND REDEMPTION

For each day on which a fund's net asset value (NAV) is calculated, the Accounts transmit to the funds any orders to purchase or redeem shares of the funds based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed on that day. Similarly, Plans transmit to the funds any orders to purchase or redeem shares of the fund(s) based on the instructions of Plan trustees or participants. Accounts and Plans purchase and redeem shares of each fund at the fund's NAV per share calculated as of the day the Trust receives the order, although such purchases and redemptions may be executed the next morning. Shares are purchased and redeemed at NAV without the deduction of sales or redemption charges. Payment for shares redeemed will be made within seven days after receipt of a proper notice or redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

For a more detailed description of the procedures for allocating value in a subaccount to a portfolio of the Trust, owners of individual variable contracts should refer to the separate prospectus for their contracts. Plan participants should refer to their Plan documents for more detail concerning allocation of investments among portfolios.

Notwithstanding the foregoing, the Trust reserves the right to refuse to sell shares to the Accounts if such sales are not in the Trust's or appropriate fund's best interests. For example, the Trust may reject purchase orders from Accounts when such orders appear to be part of a pattern of large purchases and redemptions that, in the opinion of the Trust, may reflect the net efforts of variable contract owners to time the market or arbitrage the changing value of a fund's assets between daily pricing.

FREQUENT TRADING

The Trust has a policy of making reasonable efforts to deter frequent purchases and redemptions of large amounts of shares of any fund that may disrupt orderly management of the funds' investment portfolio ("disruptive trading"). As investment vehicles for variable contracts and qualified pension and retirement plans, which are designed as long-term investments, the funds are not appropriate for frequent trading or other trading strategies that entail rapid or frequent investment and disinvestment with regard to any fund or market sector.

Such practices often disrupt the orderly management of a fund's investment portfolio by, among other things:

     - requiring more than optimal amounts of assets to be invested in money market instruments or other very liquid holdings

     - necessitating premature liquidation of certain investments at unfavorable prices

     - increasing brokerage commissions and other portfolio transaction expenses

Likewise, exploiting potential uncertainty about the value of certain portfolio investments when a fund calculates its NAV often dilutes that value of investments held by long-term investors. In addition, such practices may give rise to irreconcilable conflicts of interest between owners of different types of variable contracts and plan participants, or otherwise cause the Trust to breach participation agreements.

The Trust's Board of Trustees has adopted policies and procedures reasonably designed to detect and deter disruptive trading. The Trust's policies include:
(1) a policy of not knowingly accommodating variable contract owner and plan participant transactions that result in disruptive trading, (2) a policy of applying any future restrictions on the volume or number of purchases of fund shares uniformly to all accounts and plans without exception, and (3) a policy permitting procedures to vary among funds provided that procedures related to restrictions on the volume or number of purchases of shares for a particular fund apply uniformly to all accounts and plans investing in the funds. At the current time, the procedures do not include specific restrictions on the volume or number of purchases of any fund's shares.

Currently, the only shareholders of the Trust are the CUNA Mutual Life Variable Annuity Account and CUNA Mutual Life Variable Life Account (the Accounts), and several retirement and pension plans (the "Plan") to which CUNA Mutual Insurance Society ("CMIS") is the plan record keeper. Although each Account and Plan typically makes either one purchase or redemption of shares of each fund each day, the Trust does not consider such transactions disruptive to a fund unless they are large in relation to the fund's size and not the random result of net variable contract owner transactions in an Account or participant transactions in a Plan. However, the Trust considers large purchases or redemptions of shares resulting from contract owners or plan participants engaging in: (1) "frequent trading," (2) attempted arbitrage based on the potential for uncertainty in the value of certain portfolio investments at the time the fund computes its NAV, or
(3) other trading strategies that entail rapid or frequent transfers of contract value from one subaccount of an Account to another or from one investment option in a Plan to another, to be disruptive trading and will take appropriate action to deter such trading, including adoption of specific procedures appropriate to the circumstances. Because any disruptive trading would occur in the Accounts or the Plans, the Trust has adopted, as its own, the disruptive trading policy of CUNA Mutual Life Insurance Company ("CMLIC") for the Accounts and the disruptive trading policy of CMIS for the Plans. The two policies are substantially the same and provide for CMLIC to monitor individual contract value transfer patterns and for CMIS to monitor individual participant transaction patterns, to identify those that exceed certain frequency and/or amount thresholds that, in the past, have been indicators of potential disruptive trading. The monitoring process generates reports regarding such transactions that CMLIC or CMIS examine to determine if disruptive trading has taken place.

CMLIC applies the policies and procedures for each Account uniformly to all variable contracts issued through that Account. CMIS applies its policies and procedures for each Plan uniformly to all participants in that Plan.

The Trust may adopt redemption fees for shares of one or more funds, but as of the date of this prospectus has not done so.

In addition to adopting procedures, the Trust may take other actions to stop disruptive trading such as ceasing sales of additional shares of one or more funds to an Account through which offending variable contract owners may be operating or to a Plan through which offending participants may be operating. In such an event, all other owners of contracts issued through that Account or participants in that Plan would be disadvantaged. Because actions taken to deter disruptive trading may be particular to the Account or Plan in question, the Trust may not take such action on a uniform basis for all Accounts or Plans.

Although the Trust will endeavor to ensure that each Account or Plan can and does identify and deter disruptive trading by its variable contract owners or participant, it cannot be certain that any particular control will operate to deter all activity that can result in disruptive trading or guarantee their success at deterrence. Therefore, an investment in any of the funds is subject to the risks of disruptive trading.

DIVIDENDS

Dividends of the various funds in the Ultra Series Fund are distributed to each fund's corresponding separate account for variable contracts and qualified pension or retirement plans and automatically reinvested in the applicable Ultra Series Fund shares.

Dividends from the Money Market Fund are declared and reinvested daily in full and fractional shares of the Money Market Fund.

Dividends of ordinary income from the Bond, High Income, Balanced, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Global Securities and the International Stock are declared and reinvested annually in full and fractional shares. Dividends of capital gains from these funds are declared and reinvested at least annually in full and fractional shares. In no event will capital gain dividends be declared and paid more frequently than allowed under SEC rules.

The funds' distributions may be subject to federal income tax. An exchange of fund shares may also be treated as a sale of fund shares and any gain on the transaction may be subject to federal income tax.

PRICING OF FUND SHARES

The funds' shares will be purchased and redeemed at the shares' NAV without sales or redemption charges. The NAV per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 3:00 p.m. Central Time) by dividing the net assets of each fund and class by the number of shares outstanding of that fund and class. Transaction requests received after 3:00 p.m. Central Time will be processed by using the next day's NAV.

For all funds other than the Money Market Fund, a fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares.

If quotations are not readily available for a security or other portfolio investment, or if it is believed that a quotation or other market price for a security or other portfolio investment does not represent its fair value, MEMBERS Capital Advisors may value the security or investment using procedures approved by the funds' board of trustees that are designed to establish its "fair" value. The "fair valuation" procedures may be used to value any investment of any Fund in the appropriate circumstances. Securities and other investments valued at their "fair" value entail significantly greater valuation risk than do securities and other investments valued at an established market value.

MEMBERS Capital Advisors relies on its fair value procedures most often in connection with FOREIGN SECURITIES whose principal trading market(s) is outside the U.S. and/or are denominated in a foreign currency. From time to time, events occur that affect the issuers of such foreign securities or the securities themselves, or information about the issuer or securities becomes available, after the close of trading in the securities but before 3:00 p.m. Central Time. In these situations, the fair value of the foreign security may be something other than the last available quotation or other market price. With regard to such foreign securities, the fair valuation procedures include consultation with an independent "fair value" pricing service. Nonetheless, MEMBERS Capital Advisors separately evaluates each such foreign security and may, in conformity with the fair valuation procedures, establish a different fair value than that reached by the independent pricing service or other financial institutions or investment managers.

Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about their issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by MEMBERS Capital Advisors under the fair valuation procedures for any security or other investment may vary from the last quoted sale price or market close price, or from the value given to the same security or investment by: (1) an independent pricing service, (2) other financial institutions or investment managers, or (3) MEMBERS Capital Advisors had it used a different methodology to value the security. The Fund and MEMBERS Capital Advisors cannot assure that a security or other portfolio investment can be sold at the fair value assigned to it at any time.

The securities held by the Money Market Fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of any discount or premium until the instrument's maturity, rather than evaluating actual changes in the market value of the instrument. The Money Market Fund's NAV is normally expected to be $1 per share.

To the extent the funds have portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the funds do not price their shares, the NAV of such funds' shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

Federal securities regulations will be followed in case of an emergency that interferes with valuation of shares. More information about the calculation of NAV is in the SAI.

TAXES

For federal income tax purposes, each fund will be treated as a separate entity. Each fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended (the "Code"). By so qualifying, a fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the separate accounts of insurance companies or to qualified plans. Further, each fund intends to meet certain diversification requirements applicable to mutual funds underlying variable life insurance and variable annuity contracts.

The shareholders of the funds are qualified pension and profit sharing plans and the separate accounts of life insurance companies. Under current law, plan participants and owners of variable life insurance and annuity contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until they are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable annuity or variable life insurance contracts, see the separate prospectuses for such contracts.

For more information about the tax status of the funds, see "Taxes" in the SAI.

                          MORE ABOUT ULTRA SERIES FUND

INVESTMENT ADVISER

The investment adviser for the Ultra Series Fund is MEMBERS Capital Advisors, Inc. (MCA), 5910 Mineral Point Road, Madison, WI 53705. MCA was established on July 6, 1982. It provides investment advice to the investment portfolios of the CUNA Mutual Group (CUNA Mutual Insurance Society, its "permanent affiliate" CUNA Mutual Life Insurance Company and their subsidiaries and affiliates), and MEMBERS Mutual Funds. MCA has over $13.5 billion of assets under management as of December 31, 2005. MCA manages all funds using a team approach consisting of a lead portfolio manager, supporting analysts, and the guidance of MCA's other equity and fixed income portfolio managers.

As payment for its services as the investment adviser, MCA receives a management fee based upon the average daily net assets of each fund which is computed and accrued daily and paid monthly. The management fees paid to MCA, at an annual rate as a percentage of average net assets for the previous fiscal year, were:
0.45% for the Money Market Fund, 0.55% for the Bond Fund, 0.75% for the High Income Fund, 0.70% for the Balanced Fund, 0.60% for the Large Cap Value Fund, 0.80% for the Large Cap Growth Fund, 1.00% for the Mid Cap Value Fund, 0.85% for the Mid Cap Growth Fund, 0.95% for the International Stock Fund, and 1.20% for the Global Securities Fund.

In addition to providing portfolio management services, MCA also provides or arranges for the provision of substantially all other services required by the funds. Such services include all administrative, accounting and legal services, as well as the services of custodians, transfer agents, and dividend disbursing agents.

MCA currently manages the assets of all of the funds using a "manager of managers" approach under which MCA may manage some or all of the funds' assets and may allocate some or all of the funds' assets among one or more specialist subadvisers. MCA selects subadvisers based on a continuing quantitative and qualitative evaluation of their abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself will not be a significant factor in selecting or terminating subadvisers, and MCA does not expect frequent changes in subadvisers. MCA compensates subadvisers out of its own assets.

MCA monitors the performance of each subadviser to the extent it deems appropriate to achieve a fund's investment objective, reallocates fund assets among its own portfolio management team and individual subadvisers or recommends to the Ultra Series Fund board that a fund employ or terminate particular subadvisers. Ultra Series Fund and MCA received an order of the SEC that permits the Ultra Series Fund board to appoint or change subadvisers without shareholder approval. If there is a change in subadvisers, you will receive an "information statement" within 90 days of the change. The statement will provide you with relevant information about the reason for the change and information about any new subadvisers.

A discussion regarding the basis for the approval of the Funds' investment advisory contracts by the Funds' Board of Trustees is contained in the Funds' annual report to shareholders for the period ended December 31, 2005.

PORTFOLIO MANAGEMENT

As of the date of this prospectus, MEMBERS Capital Advisors manages the assets of the MONEY MARKET, BOND, BALANCED, LARGE CAP VALUE, LARGE CAP GROWTH FUNDS, and a portion of the assets of the MID CAP VALUE FUND. The following individuals are primarily responsible for the day-to-day management of these funds.

The MONEY MARKET FUND is managed by Edward J. Meier. Mr. Meier, Investment Officer of MEMBERS Capital Advisors, has been involved in portfolio management and securities analysis for the fund since he joined the firm in 2005. Mr. Meier has 13 years of experience managing fixed-income assets. Prior to joining MEMBERS Capital Advisors, Mr. Meier was an investment professional at AEGON U.S.A. Investment Management Company where he managed $8 billion in mortgage- and asset-backed securities (1999-2005).

The BOND FUND is managed by Dean "Jack" Call, D.B.A., and CFA. Mr. Call, Senior Investment Officer of MEMBERS Capital Advisors, has been involved in portfolio management of the fixed income funds since he joined the firm in 2004. Mr. Call has been active in fixed income investing since 1982 and has 23 years of experience in a number of investment activities. Prior to joining MEMBERS Capital Advisors, Mr. Call was an investment professional at Bank One Capital Markets (2002-2004) and Scudder, Kemper Investments (2000-2002).

The BALANCED FUND is co-managed by John Brown, CFA, and Dean "Jack" Call, D.B.A., CFA. Mr. Brown, Senior Portfolio Manager of MEMBERS Capital Advisors manages the equity portion of the Balanced Fund and has been involved in portfolio management and securities analysis for the fund since he joined the firm in 1998. Prior to joining MEMBERS Capital Advisors, Mr. Brown was a senior portfolio manager and principal at Montgomery Asset Management (1994-1998) a portfolio manager and analyst at Merus Capital Management (1986-1994).

Mr. Call, Senior Investment Officer of MEMBERS Capital Advisors, manages the fixed income portion of the Balanced Fund and has been involved in portfolio management of the fixed income funds since he joined the firm in 2004. Mr. Call has been active in fixed income investing since 1982 and has 23 years of experience in a number of investment activities. Prior to joining MEMBERS Capital Advisors, Mr. Call was an investment professional at Bank One Capital Markets (2002-2004) and Scudder, Kemper Investments (2000-2002).

The LARGE CAP VALUE FUND is managed by Scott D. Opsal, CFA. Mr. Opsal, Vice President and Senior Investment Officer of MEMBERS Capital Advisors, has been involved in portfolio management for all stock funds since he joined the firm in 2003. He also serves as utilities stock analyst supporting all of the MCA-managed stock portfolios and leads the development and implementation of common stock analysis and portfolio risk management tools used throughout the common stock portfolio management process. Prior to joining MEMBERS Capital Advisors, Mr. Opsal served as analyst, portfolio manager, Director of Research and Chief Investment Officer with Invista Capital Management. (1983-2002).

The LARGE CAP GROWTH FUND is managed by Bruce Ebel, CFA, CIC, and CFP. Mr. Ebel, Senior Investment Officer of MEMBERS Capital Advisors, has been involved in portfolio management and securities analysis for the fund since he joined the firm in 2005. Mr. Ebel's investment management experience spans 25 years and includes serving as Managing Director at LIFEPOINT Financial Consultants, Inc. (2003-2005) and Senior Vice President and equity portfolio manager at State Street Research (1999-2003).

The MID CAP VALUE FUND is managed by Livia S. Asher. Ms. Asher, Senior Investment Officer of MEMBERS Capital Advisors, joined the firm in 2006. Ms. Asher's investment management experience spans more than 30 years, most of it covering the financial services industry for both sell-side and buy-side firms. Prior to joining MEMBERS Capital Advisors, Ms. Asher was Vice President and equity analyst at Mitsubishi Trust & Banking Corp. (2003-2005), and prior to that, equity analyst and portfolio manager at Allianz of American (1998-2002).

As of the date of this prospectus, Shenkman Capital Management, Inc. ("SCM") 461 Fifth Avenue - 22nd Floor, New York, NY 10017, is the only subadviser managing the assets of the HIGH INCOME FUND. SCM is independently owned by employees and directors and focuses exclusively on managing high yield assets. SCM manages assets for an impressive list of "blue chip" institutional, endowment, ERISA, foundation and public pension accounts. As of December 31, 2005, SCM managed approximately $11.6 billion in assets, which included investment advisory services for three other registered investment companies having aggregate assets of approximately $453 million.

With a combined 115 years of investment experience, Mark R. Shenkman, Frank X. Whitley, Mark R. Flanagan, CPA, CFA; Robert Stricker, CFA; and Steven Schweitzer are the fund's co-primary portfolio managers. Mr. Shenkman has been the President and Chief Investment Officer of SCM since he founded the company in 1985. Mr. Whitley, Executive Vice President and portfolio manager of SCM, joined the firm in 1988 and became a portfolio manager in 1994. Mr. Flanagan, Senior Vice President and portfolio manager of SCM joined the firm in 1992 and became a portfolio manager in 2002. Mr. Stricker, Senior Vice President and portfolio manager of SCM joined the firm in 2001 and became a portfolio manager in 2003. Mr. Schweitzer, Vice President and portfolio manager of SCM, joined the firm in 1996 and became a portfolio manager in 2004.

As of the date of this prospectus, Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, Massachusetts, 02109, manages the MID CAP GROWTH FUND and the small-cap portion of the assets within the MID CAP VALUE FUND. Wellington Management is a limited liability partnership that traces its origins to 1928. Wellington Management provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and had approximately $521 billion in assets under management as of December 31, 2005.

The MID CAP GROWTH FUND is managed by Francis J. Boggan, CFA. Mr. Boggan, Senior Vice President and Equity Portfolio Manager of Wellington Management has served as portfolio manager of the fund since 2006. Mr. Boggan joined the firm as an investment professional in 2001. Prior to joining the firm, Mr. Boggan was previously Managing Director of Palladian Capital Management (1998-2000).

The following individuals are primarily responsible for the management of the small-cap portion of the MID CAP VALUE FUND.

Stephen T. O'Brien, Senior Vice President and Equity Portfolio Manager of Wellington Management has served as portfolio manager of the fund since 2000. Mr. O'Brien joined Wellington Management as an investment professional in 1983.

Timothy J. McCormack, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2000. Mr. McCormack joined Wellington Management as an investment professional in 2000.

Shaun F. Pedersen, Vice President and Equity Research Analyst of Wellington Management joined the firm as an investment professional in 2004. Mr. Pedersen has been involved in portfolio management and securities analysis for the fund since 2004. Prior to joining Wellington Management, Mr. Pedersen worked as an investment professional with Thomas Weisel Asset Management (2001-2004) and The Boston Company (1996-2000).

As of the date of this prospectus, Oppenheimer Funds, Inc. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York, 10281 is the only subadviser for the GLOBAL SECURITIES FUND. Oppenheimer provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and had $200 billion in assets under management as of December 31, 2005.

Mr. Rajeev Bhaman is the portfolio manager for the GLOBAL SECURITIES FUND and is primarily responsible for the day-today management of the fund's investments. Mr. Bhaman has been a manager of the fund's portfolio since August, 2004. He is a Vice President of the Manager since January 1997 and an officer of other portfolios in the OppenheimerFunds complex. He was formerly Assistant Vice President of the Manager (1996-1997).

As of the date of this prospectus, Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, NY 10020, is the only subadviser managing the assets of the INTERNATIONAL STOCK FUND. Lazard began managing separate account international equity portfolios in 1985. Lazard employs over 100 global investment professionals, with smaller teams responsible for portfolio construction. Lazard is a New York-based subsidiary of Lazard Freres & Co. LLC (LF & Co.), a New York limited liability company. Lazard provides its institutional and private clients with a wide variety of investment banking, brokerage management and related services. LF & Co. established Lazard as its investment management division and registered it with the SEC as an investment adviser on May 1, 1970. Investment management services are also provided by Lazard Asset Management Limited, based in London, Lazard Asset Management (Deutschland) GmbH, based in Frankfurt, Lazard Asset Management Italy, based in Milan, Lazard Japan Asset Management KK, based in Tokyo, and Lazard Asset Management Pacific Co., based in Sydney, all of which are controlled by Lazard. Investment research is undertaken on a global basis utilizing the global investment team members worldwide. Net assets under management of Lazard were $77.6 billion as of December 31, 2005.

Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

John R. Reinsberg is Deputy Chairman of Lazard Asset Management LLC responsible for international and global products. He also oversees the day-to-day operations of Lazard's international equity investment team. He began working in the investment field in 1981. Prior to joining Lazard in 1992, Mr. Reinsberg served as Executive Vice President of General Electric Investment Corporation and Trustee of the General Electric Pension Trust. His other past affiliations include Jardine Matheson (Hong Kong) and Hill & Knowlton, Inc. Mr. Reinsberg has a MBA from Columbia University and a BA from the University of Pennsylvania. He speaks German, French, and Spanish.

Gabrielle Boyle is a Senior Managing Director of Lazard Asset Management LLC. She is a portfolio manager on Lazard's International Equity team and a member of the London-based European Equity team. She joined Lazard in 1993 and has been working in the investment field since 1990. Previously Ms. Boyle worked with Royal Insurance Asset Management. She earned a BA (Hons) degree in Economics & History in 1989 and an MA in Economics in 1990, both from University College, Dublin. She is a member of the Institute of Investment Management and Research.

Michael Powers is a Managing Director of Lazard Asset Management LLC and a member of the International Equity, International Equity Select, and European Equity Select teams. He began working in the investment field in 1990. Previous to joining the firm in 1990, he was a vice president for Chemco Technologies. He received a MBA from Long Island University and a BA from Brown University.

Michael A. Bennett is a Managing Director of Lazard Asset Management and a portfolio manager for the International Equity, International Equity Select, European Equity Select, and Global Equity teams. He began working in the investment field in 1987. Prior to joining the firm in 1992, Mr. Bennett served as an international equity analyst with General Electric Investment Corporation. Previously he was with Keith Lippert Associates and Arthur Andersen & Company. He is a CPA, has a MBA from the University of Chicago's Graduate School of Business and a BS from New York University.

Michael G. Fry is a Managing Director and portfolio manager within Lazard Asset Management Limited in London. Prior to joining the firm in 2005, Mr. Fry held several positions at UBS Global Asset Management, including lead portfolio manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1987.

James Donald, CFA is a Managing Director of Lazard Asset Management LLC. In addition to his duties as a Portfolio Manager/Analyst he also serves as Head of the Emerging Markets Group. Prior to joining the Firm in 1996, Mr. Donald worked at Mercury Asset Management, which he joined in 1985. At Mercury Asset Management he was on the emerging markets team between 1992 and 1996 and worked on the international equity team between 1985 and 1992. Mr. Donald received a BA
(Hons) in history from University of Western Ontario. He is fluent in French and Spanish.

Brian Pessin, CFA is a Director of Lazard Asset Management LLC and a Portfolio Manager/Analyst. Prior to joining the Firm in 1999, Mr. Pessin was associated with Dawson, Samberg Capital Management, Gabelli & Company and Auerbach, Grayson & Co. He has been working in the investment field since 1994. Mr. Pessin received his MBA from Columbia University and a BA in Economics from Cornell University.

INFORMATION REGARDING THE PORTFOLIO MANAGERS' COMPENSATION, THEIR OWNERSHIP OF SECURITIES IN THE FUNDS AND THE OTHER ACCOUNTS THEY MANAGE CAN BE FOUND IN THE SAI.

INQUIRIES

If you have any questions regarding the Ultra Series Fund, please contact: CUNA Mutual Life Insurance Company, 2000 Heritage Way, Waverly, IA 50677; telephone:
1-800-798-5500.

FINANCIAL HIGHLIGHTS

The financial highlights table that follows is intended to help you understand the funds' financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions. The financial highlights for the periods ended December 31, 2005 and 2004 have been audited by Deloitte & Touche LLP, whose report, along with the funds' financial statements, is incorporated by reference in the SAI and included in the annual report, each of which is available upon request. The financial highlights for the periods ended prior to December 31, 2004 were audited by PricewaterhouseCoopers LLP.

                              FINANCIAL HIGHLIGHTS

                                                                           MONEY MARKET FUND
                                                       ---------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                          2005      2004         2003         2002         2001
                                                       -------   --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF YEAR                     $  1.00   $   1.00     $   1.00     $   1.00     $   1.00
                                                       -------   --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*                              0.03       0.01         0.01         0.01         0.04
      Net Realized and Unrealized Gain (Loss)               --       0.00(1)      0.00(1)      0.00(1)        --
                                                       -------   --------     --------     --------     --------
   TOTAL FROM INVESTMENT OPERATIONS                       0.03       0.01         0.01         0.01         0.04
                                                       -------   --------     --------     --------     --------
   DISTRIBUTIONS:
      Distributions from Net Investment Income           (0.03)     (0.01)       (0.01)       (0.01)       (0.04)
                                                       -------   --------     --------     --------     --------
NET ASSET VALUE, END OF YEAR                           $  1.00   $   1.00     $   1.00     $   1.00     $   1.00
                                                       =======   ========     ========     ========     ========

TOTAL RETURN**                                            2.78%      0.92%        0.75%        1.50%        3.79%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                     $94,637   $129,004     $141,376     $177,443     $174,261
Ratio of Expenses to Average Net Assets                   0.46%      0.45%        0.45%        0.45%        0.46%
Ratio of Net Investment Income to Average Net Assets      2.73%      0.90%        0.75%        1.45%        3.51%

                                                                             BOND FUND
                                                       ----------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                          2005       2004       2003       2002       2001
                                                       --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR                     $  10.34   $  10.43   $  10.59   $  10.20   $  10.15
                                                       --------   --------   --------   --------   --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*                               0.42       0.42       0.46       0.54       0.62
      Net Realized and Unrealized Gain (Loss)             (0.16)     (0.07)     (0.14)      0.32       0.23
                                                       --------   --------   --------   --------   --------
   TOTAL FROM INVESTMENT OPERATIONS                        0.26       0.35       0.32       0.86       0.85
                                                       --------   --------   --------   --------   --------
   DISTRIBUTIONS:
      Distributions from Net Investment Income            (0.43)     (0.44)     (0.48)     (0.47)     (0.59)
      Return of Capital                                      --         --         --         --      (0.21)
                                                       --------   --------   --------   --------   --------
   TOTAL DISTRIBUTIONS                                    (0.43)     (0.44)     (0.48)     (0.47)     (0.80)
                                                       --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR                           $  10.17   $  10.34   $  10.43   $  10.59   $  10.20
                                                       ========   ========   ========   ========   ========

TOTAL RETURN**                                             2.51%      3.36%      3.05%      8.55%      8.32%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                     $623,976   $574,156   $552,311   $553,494   $384,837
Ratio of Expenses to Average Net Assets                    0.56%      0.55%      0.55%      0.55%      0.55%
Ratio of Net Investment Income to Average Net Assets       4.06%      4.02%      4.29%      5.14%      5.91%
Portfolio Turnover                                           51%        67%        82%        78%       112%

----------
*    Based on average shares outstanding during the year.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

(1)  Amount represents less than $0.005 per share.

                              FINANCIAL HIGHLIGHTS

                                                                         HIGH INCOME FUND
                                                       ----------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                          2005          2004       2003      2002      2001
                                                       --------      --------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF YEAR                     $  10.40      $  10.16   $  9.04   $  9.41   $  9.86
                                                       --------      --------   -------   -------   -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*                               0.68          0.74      0.72      0.71      0.84
      Net Realized and Unrealized Gain (Loss)             (0.42)         0.16      0.93     (0.44)    (0.51)
                                                       --------      --------   -------   -------   -------
   TOTAL FROM INVESTMENT OPERATIONS                        0.26          0.90      1.65      0.27      0.33
                                                       --------      --------   -------   -------   -------
   DISTRIBUTIONS:
      Distributions from Net Investment Income            (0.65)        (0.66)    (0.53)    (0.64)    (0.78)
                                                       --------      --------   -------   -------   -------
   TOTAL DISTRIBUTIONS                                    (0.65)        (0.66)    (0.53)    (0.64)    (0.78)
                                                       --------      --------   -------   -------   -------
NET ASSET VALUE, END OF YEAR                           $  10.01      $  10.40   $ 10.16   $  9.04   $  9.41
                                                       ========      ========   =======   =======   =======

TOTAL RETURN**                                             2.51%         8.92%    18.46%     3.06%     3.45%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                     $134,032      $118,318   $88,240   $25,850   $17,496
Ratio of Expenses to Average Net Assets                    0.76%         0.76%     0.75%     0.76%     0.77%
Ratio of Net Investment Income to Average Net Assets       6.47%         7.08%     7.29%     7.64%     8.41%
Portfolio Turnover                                           86%(2)        58%       45%       38%       34%

                                                                            BALANCED FUND
                                                       -------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                          2005       2004       2003       2002          2001
                                                       --------   --------   --------   --------      --------
NET ASSET VALUE, BEGINNING OF YEAR                     $  19.11   $  18.04   $  15.85   $  18.42      $  20.45
                                                       --------   --------   --------   --------      --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*                               0.42       0.43       0.45       0.53          0.58
      Net Realized and Unrealized Gain (Loss)              0.32       1.08       2.18      (2.58)        (1.23)
                                                       --------   --------   --------   --------      --------
   TOTAL FROM INVESTMENT OPERATIONS                        0.74       1.51       2.63      (2.05)        (0.65)
                                                       --------   --------   --------   --------      --------
   DISTRIBUTIONS:
      Distributions from Net Investment Income            (0.45)     (0.44)     (0.44)     (0.52)        (0.57)
      Distributions from Net Realized Gains                  --         --         --      (0.00)(1)     (0.81)
                                                       --------   --------   --------   --------      --------
   TOTAL DISTRIBUTIONS                                    (0.45)     (0.44)     (0.44)     (0.52)        (1.38)
                                                       --------   --------   --------   --------      --------
NET ASSET VALUE, END OF YEAR                           $  19.40   $  19.11   $  18.04   $  15.85      $  18.42
                                                       ========   ========   ========   ========      ========

TOTAL RETURN**                                             3.89%      8.34%     16.82%    (11.13)%       (3.07)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                     $785,301   $785,856   $712,180   $592,243      $679,548
Ratio of Expenses to Average Net Assets                    0.71%      0.70%      0.70%      0.70%         0.70%
Ratio of Net Investment Income to Average Net Assets       2.18%      2.34%      2.66%      3.12%         3.04%
Portfolio Turnover                                           52%        38%        39%        50%           52%

----------
*    Based on average shares outstanding during the year.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

(1)  Amount represents less than $0.005 per share.

(2)  Subadviser change February 28, 2005.

                              FINANCIAL HIGHLIGHTS

                                                                           LARGE CAP VALUE FUND /\
                                                       -------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                           2005         2004         2003        2002         2001
                                                       ----------   ----------   ----------   --------    ----------
NET ASSET VALUE, BEGINNING OF YEAR                     $    30.47   $    27.52   $    22.20   $  28.73    $    33.41
                                                       ----------   ----------   ----------   --------    ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*                                 0.54         0.46         0.40       0.35          0.31
      Net Realized and Unrealized Gain (Loss)                1.16         2.95         5.31      (6.53)        (3.88)
                                                       ----------   ----------   ----------   --------    ----------
   TOTAL FROM INVESTMENT OPERATIONS                          1.70         3.41         5.71      (6.18)        (3.57)
                                                       ----------   ----------   ----------   --------    ----------
   DISTRIBUTIONS:
      Distributions from Net Investment Income              (0.55)       (0.46)       (0.39)     (0.35)        (0.31)
      Distributions from Net Realized Gains                    --           --           --         --         (0.79)
      Return of Capital                                        --           --           --         --         (0.01)
                                                       ----------   ----------   ----------   --------    ----------
   TOTAL DISTRIBUTIONS                                      (0.55)       (0.46)       (0.39)     (0.35)        (1.11)
                                                       ----------   ----------   ----------   --------    ----------
NET ASSET VALUE, END OF YEAR                           $    31.62   $    30.47   $    27.52   $  22.20    $    28.73
                                                       ==========   ==========   ==========   ========    ==========

TOTAL RETURN**                                               5.58%       12.43%       25.89%    (21.55)%      (10.71)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                     $1,239,868   $1,205,082   $1,065,972   $764,895    $1,031,655
Ratio of Expenses to Average Net Assets                      0.61%        0.60%        0.60%      0.60%         0.60%
Ratio of Net Investment Income to Average Net Assets         1.74%        1.67%        1.69%      1.39%         1.05%
Portfolio Turnover                                             28%          15%          17%        18%           21%

                                                                      LARGE CAP GROWTH FUND /\/\
                                                       -----------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                          2005       2004       2003       2002        2001
                                                       --------   --------   --------   --------    --------
NET ASSET VALUE, BEGINNING OF YEAR                     $  19.68   $  18.19   $  14.15   $  20.70    $  26.39
                                                       --------   --------   --------   --------    --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*                               0.17       0.15       0.07       0.04        0.02
      Net Realized and Unrealized Gain (Loss)              0.30       1.48       4.05      (6.54)      (2.37)
                                                       --------   --------   --------   --------    --------
   TOTAL FROM INVESTMENT OPERATIONS                        0.47       1.63       4.12      (6.50)      (2.35)
                                                       --------   --------   --------   --------    --------
   DISTRIBUTIONS:
      Distributions from Net Investment Income            (0.18)     (0.14)     (0.08)     (0.04)      (0.02)
      Distributions from Net Realized Gains                  --         --         --      (0.01)      (3.32)
                                                       --------   --------   --------   --------    --------
   TOTAL DISTRIBUTIONS                                    (0.18)     (0.14)     (0.08)     (0.05)      (3.34)
                                                       --------   --------   --------   --------    --------
NET ASSET VALUE, END OF YEAR                           $  19.97   $  19.68   $  18.19   $  14.15    $  20.70
                                                       ========   ========   ========   ========    ========

TOTAL RETURN**                                             2.42%      8.94%     29.13%    (31.41)%     (9.11)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                     $688,812   $693,762   $617,603   $592,512    $871,111
Ratio of Expenses to Average Net Assets                    0.81%      0.80%      0.80%      0.80%       0.80%
Ratio of Net Investment Income to Average Net Assets       0.86%      0.82%      0.47%      0.25%       0.10%
Portfolio Turnover                                           73%        26%        29%        27%         28%

----------
/\   Formerly the Growth and Income Stock Fund.

/\/\ Formerly the Capital Appreciation Stock Fund.

*    Based on average shares outstanding during the year.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

                              FINANCIAL HIGHLIGHTS

                                                                        MID CAP VALUE FUND /\
                                                       -----------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                          2005       2004       2003       2002        2001
                                                       --------   --------   --------   --------    --------
NET ASSET VALUE, BEGINNING OF YEAR                     $  16.58   $  14.66   $  11.22   $  13.94    $  13.77
                                                       --------   --------   --------   --------    --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*                               0.11       0.18       0.07       0.07        0.05
      Net Realized and Unrealized Gain (Loss)              1.61       2.14       3.43      (2.51)       1.39
                                                       --------   --------   --------   --------    --------
   TOTAL FROM INVESTMENT OPERATIONS                        1.72       2.32       3.50      (2.44)       1.44
                                                       --------   --------   --------   --------    --------
   DISTRIBUTIONS:
      Distributions from Net Investment Income            (0.11)     (0.15)     (0.06)     (0.06)      (0.11)
      Distributions from Net Realized Gains               (0.89)     (0.25)        --      (0.22)      (1.16)
                                                       --------   --------   --------   --------    --------
   TOTAL DISTRIBUTIONS                                    (1.00)     (0.40)     (0.06)     (0.28)      (1.27)
                                                       --------   --------   --------   --------    --------
NET ASSET VALUE, END OF YEAR                           $  17.30   $  16.58   $  14.66   $  11.22    $  13.94
                                                       ========   ========   ========   ========    ========

TOTAL RETURN**                                            10.32%     15.86%     31.21%    (17.41)%     11.16%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                     $275,279   $218,060   $158,698   $102,589    $105,414
Ratio of Expenses to Average Net Assets                    1.01%      1.00%      1.00%      1.01%       1.01%
Ratio of Net Investment Income to Average Net Assets       0.62%      1.20%      0.57%      0.54%       0.40%
Portfolio Turnover                                           29%        25%        22%        33%         42%

                                                                           MID CAP GROWTH FUND /\/\
                                                       ------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                          2005        2004          2003          2002         2001
                                                       --------    --------      --------      -------      -------
NET ASSET VALUE, BEGINNING OF YEAR                     $   6.80    $   6.20      $   4.67      $  6.24      $  9.04
                                                       --------    --------      --------      -------      -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income (Loss) *                      (0.01)       0.00(1)      (0.01)       (0.00)(1)    (0.00)(1)
      Net Realized and Unrealized Gain (Loss)              0.59        0.81          1.57        (1.57)       (2.79)
                                                       --------    --------      --------      -------      -------
   TOTAL FROM INVESTMENT OPERATIONS                        0.58        0.81          1.56        (1.57)       (2.79)
                                                       --------    --------      --------      -------      -------
   DISTRIBUTIONS:
      Distributions from Net Investment Income               --       (0.00)(1)     (0.00)(1)    (0.00)(1)    (0.00)(1)
      Distributions from Net Realized Gains               (0.64)      (0.21)        (0.03)          --           --
      Return of Capital                                      --          --            --           --        (0.01)
                                                       --------    --------      --------      -------      -------
   TOTAL DISTRIBUTIONS                                    (0.64)      (0.21)        (0.03)       (0.00)(1)    (0.01)
                                                       --------    --------      --------      -------      -------
NET ASSET VALUE, END OF YEAR                           $   6.74    $   6.80      $   6.20      $  4.67      $  6.24
                                                       ========    ========      ========      =======      =======

TOTAL RETURN**                                             8.75%      13.41%        33.41%      (25.21)%     (30.89)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                     $373,921    $336,673      $268,929      $75,503      $13,923
Ratio of Expenses to Average Net Assets                    0.86%       0.85%         0.85%        0.86%        0.87%
Ratio of Net Investment Income to Average Net Assets      (0.13)%      0.04%        (0.19)%       0.03%       (0.07)%
Portfolio Turnover                                           88%         77%          118%         157%         204%

----------
/\   Formerly the Mid-Cap Stock Fund.

/\/\ Formerly the Multi-Cap Growth Stock Fund.

*    Based on average shares outstanding during the year.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

(1)  Amount represents less than $0.005 per share.

                              FINANCIAL HIGHLIGHTS

                                                                    GLOBAL SECURITIES FUND
                                                       ------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                          2005      2004      2003      2002       2001
                                                       -------   -------   -------   -------    -------
NET ASSET VALUE, BEGINNING OF YEAR                     $ 11.49   $  9.72   $  6.94   $  8.91    $  9.96
                                                       -------   -------   -------   -------    -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*                              0.09      0.06      0.05      0.04       0.04
      Net Realized and Unrealized Gain (Loss)             1.52      1.73      2.80     (1.98)     (1.06)
                                                       -------   -------   -------   -------    -------
   TOTAL FROM INVESTMENT OPERATIONS                       1.61      1.79      2.85     (1.94)     (1.02)
                                                       -------   -------   -------   -------    -------
   DISTRIBUTIONS:
      Distributions from Net Investment Income           (0.09)    (0.02)    (0.07)    (0.03)     (0.03)
      Distributions from Net Realized Gains              (0.14)       --        --        --         --
      Return of Capital                                     --        --        --        --      (0.00)(1)
                                                       -------   -------   -------   -------    -------
   TOTAL DISTRIBUTIONS                                   (0.23)    (0.02)    (0.07)    (0.03)     (0.03)
                                                       -------   -------   -------   -------    -------
NET ASSET VALUE, END OF YEAR                           $ 12.87   $ 11.49   $  9.72   $  6.94    $  8.91
                                                       =======   =======   =======   =======    =======

TOTAL RETURN**                                           13.97%    18.42%    41.24%   (21.77)%   (10.32)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                     $42,450   $29,979   $18,091   $10,174    $11,488
Ratio of Expenses to Average Net Assets                   0.97%     0.96%     0.96%     0.96%      0.97%
Ratio of Net Investment Income to Average Net Assets      0.80%     0.60%     0.66%     0.55%      0.45%
Portfolio Turnover                                          27%       18%       35%       37%        38%

                                                                    INTERNATIONAL STOCK FUND
                                                       -------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                            2005      2004      2003      2002       2001
                                                       --------   -------   -------   -------    -------
NET ASSET VALUE, BEGINNING OF YEAR                     $  11.36   $  9.54   $  7.19   $  7.89    $  9.73
                                                       --------   -------   -------   -------    -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*                               0.17      0.12      0.11      0.09       0.07
      Net Realized and Unrealized Gain (Loss)              1.71      1.84      2.30     (0.72)     (1.86)
                                                       --------   -------   -------   -------    -------
   TOTAL FROM INVESTMENT OPERATIONS                        1.88      1.96      2.41     (0.63)     (1.79)
                                                       --------   -------   -------   -------    -------
   DISTRIBUTIONS:
      Distributions from Net Investment Income            (0.15)    (0.14)    (0.05)    (0.07)     (0.01)
      Distributions from Net Realized Gains               (0.71)       --        --        --         --
      Return of Capital                                      --        --     (0.01)       --      (0.04)
                                                       --------   -------   -------   -------    -------
   TOTAL DISTRIBUTIONS                                    (0.86)    (0.14)    (0.06)    (0.07)     (0.05)
                                                       --------   -------   -------   -------    -------
NET ASSET VALUE, END OF YEAR                           $  12.38   $ 11.36   $  9.54   $  7.19    $  7.89
                                                       ========   =======   =======   =======    =======

TOTAL RETURN**                                            16.53%    20.48%    33.61%    (7.98)%   (18.46)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                     $108,482   $78,477   $56,606   $19,959    $18,977
Ratio of Expenses to Average Net Assets                    1.21%     1.21%     1.21%     1.21%      1.22%
Ratio of Net Investment Income to Average Net Assets       1.47%     1.16%     1.38%     1.15%      0.78%
Portfolio Turnover                                           52%       46%       33%       38%        47%

----------
*    Based on average shares outstanding during the year.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

(1)  Amount represents less than $0.005 per share.

The following documents contain more information about the funds and are available free upon request:

Statement of Additional Information (SAI). The SAI contains additional information about the funds. A current SAI has been filed with the SEC and is incorporated herein by reference.

Annual and Semiannual Reports. The funds' annual and semiannual reports provide additional information about the funds' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

Requesting Documents. You may request copies of these documents or request further information about the funds either by contacting your broker or by contacting the Fund at: Ultra Series Fund, CUNA Mutual Life Insurance Company, 2000 Heritage Way, Waverly, IA 50677; telephone: 1-800-798-5500

Public Information. You can review and copy information about the funds, including the SAI, at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. Reports and other information about the funds also are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, 100 F Street, NE, Room 1580, Washington, D.C. 20549-0102.

     The funds are available to the public only through the purchase of Class Z shares by:

          (1) certain individual variable life insurance contracts or variable annuity contracts; or

          (2) certain group variable annuity contracts for qualified pension and retirement plans.

     When used in connection with individual variable annuity contracts or variable life insurance contracts, this prospectus must be accompanied by prospectuses for those contracts. When distributed to qualified pension and retirement plans or to participants of such plans, this prospectus may be accompanied by disclosure materials relating to such plans which should be read in conjunction with this prospectus.